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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: August 28, 2000
                        (Date of earliest event reported)


                            AT&T LATIN AMERICA CORP.
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             (Exact name of registrant as specified in its charter)

         Delaware                       333-42176                 223687745
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                220 Alhambra Circle, Coral Gables, Florida 33134
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (305) 459-6300

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On August 28, 2000, FirstCom Corporation, a Texas corporation ("FIRSTCOM"), merged with and into a wholly-owned subsidiary of AT&T Latin America Corp. ("AT&T LATIN AMERICA"). Holders of FirstCom common shares received one share of Class A common stock of AT&T Latin America for each share of FirstCom common stock they owned.

           As a result of the merger with FirstCom, the Class A common stock of AT&T Latin America is deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), by operation of paragraph (c) of Rule 12g-3 of the Rules and Regulations under the Exchange Act.

ITEM 5.    OTHER EVENTS.

           On August 28, 2000 FirstCom completed a tender offer and consent solicitation for its $150 million aggregate principal amount 14% Senior Notes due 2007. Holders representing 100% of the Senior Notes outstanding tendered their notes and delivered their consents.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                See Exhibit 99.1.

           (b) PRO FORMA FINANCIAL INFORMATION.

           The Unaudited Pro Forma Combined Financial Information of AT&T Latin America as of March 31, 2000 and for the year ended December 31, 1999 is incorporated by reference to the proxy statement/prospectus of FirstCom Corporation, dated July 27, 2000.

           (c) EXHIBITS

           99.1 Unaudited Consolidated Financial Statements of AT&T Latin America Corp. as of June 30, 2000 and for the six month period then ended.

           99.2 Press Release of AT&T Latin America Corp., dated August 29, 2000, announcing completion of the merger with FirstCom Corporation.

           99.3 Press Release of AT&T Latin America Corp., dated August 30, 2000, announcing completion of FirstCom Corporation's tender offer and consent solicitation for its outstanding 14% Senior Notes due 2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AT&T LATIN AMERICA CORP.

                                    (Registrant)

                                    By: /s/ Patricio E. Northland
                                       ------------------------------------
                                       Name:  Patricio E. Northland
                                       Title: President and Chief Executive
                                              Officer

Date:  September 12, 2000









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                                  EXHIBIT INDEX

Exhibit
Number
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99.1       Unaudited Consolidated Financial Statements of AT&T Latin America
           Corp. as of June 30, 2000 and for the six month period then ended.

99.2       Press Release of AT&T Latin America Corp., dated August 29, 2000.

99.3       Press Release of AT&T Latin America Corp., dated August 30, 2000.






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